UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2006, Group 1 Automotive, Inc. (the "Company"), entered into a purchase agreement (the "Purchase Agreement") under which the Company agreed to sell $250.0 million aggregate principal amount of its 2.25% Convertible Senior Notes due 2036 (the "Notes") to J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC and U.S. Bancorp Investments, Inc. (collectively, the "Initial Purchasers"), plus up to an additional $37.5 million of Notes to cover over-allotments. On June 26, the Company issued all $287.5 million of the Notes, including the full amount covered by the over-allotment option. A copy of the Purchase Agreement is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.

The Notes are governed by an indenture, dated as of June 26, 2006 (the "Indenture"), between the Company and Wells Fargo Bank, National Association, as trustee (the "Trustee"). A copy of the Indenture is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.

The Notes will be convertible into cash and, if applicable, Common Stock based on a conversion rate of 16.8267 shares of Common Stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $59.43 per share) subject to adjustment, under the following circumstances: (1) during any calendar quarter (and only during such calendar quarter), if the closing price of the Company’s Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is equal to or more than 130% of the applicable conversion price per share (such threshold closing price initially being $77.259); (2) during the five business day period after any ten consecutive trading day period in which the trading price per Note for each day of the ten trading day period was less than 98% of the product of the closing sale price of the Company’s Common Stock and the conversion rate of the Notes; and (3) upon the occurrence of specified corporate transactions set forth in the Indenture. Upon conversion, a holder will receive an amount in cash and shares of the Company’s Common Stock, determined in the manner set forth in the Indenture. Upon any conversion of the Notes, the Company will deliver to converting holders a settlement amount comprised of cash and, if applicable, shares of Common Stock, based on a conversion value of the Notes determined by multiplying the then applicable conversion rate by a volume weighted price of the Common Stock on each trading day in a specified 25 trading day observation period. In general, as described more fully in the Indenture, converting holders will receive, in respect of each $1,000 principal amount of Notes being converted, the conversion value in cash up to $1,000 and the excess, if any, of the conversion value over $1,000 in shares of Common Stock.

The Notes will bear interest at a rate of 2.25% per year until June 15, 2016 and at a rate of 2.00% per year thereafter. Interest on the notes will accrue from June 26, 2006 and will be payable semiannually in arrears in cash on June 15 and December 15 of each year, beginning on December 15, 2006. The Notes will mature on June 15, 2036, unless earlier converted, redeemed or repurchased.

The Company may not redeem the notes before June 20, 2011. On or after that date, but prior to June 15, 2016, the Company may redeem all or part of the notes if the last reported sale price of our common stock is greater than or equal to 130% of the conversion price then in effect for at least 20 trading days within a period of 30 consecutive trading days ending on the trading day prior to the date on which the Company mails the redemption notice. On or after June 15, 2016, the Company may redeem all or part of the notes at any time. Any redemption of the notes will be for cash at 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Holders may require the Company to purchase all or a portion of their notes on each of June 15, 2016 and June 15, 2026. In addition, if the Company experiences specified types of fundamental changes, holders may require it to purchase the notes. Any repurchase of the notes pursuant to these provisions will be for cash at a price equal to 100% of the principal amount of the notes to be purchased plus any accrued and unpaid interest to, but excluding, the purchase date.

The holders of the Notes who convert their Notes in connection with a change in control, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior indebtedness. The Notes will not be guaranteed by any of the Company’s subsidiaries and accordingly will be structurally subordinated to all of the indebtedness and other liabilities of the Company’s subsidiaries.

The Notes and shares of the Company’s common stock, par value $0.01 per share (the "Common Stock"), issuable in certain circumstances upon the conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of June 26, 2006, with the Initial Purchasers (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the Company has agreed to (i) use their reasonable best efforts to file a shelf registration statement with respect to the resale of the Notes and the Common Stock issuable upon conversion of the Notes within 90 days after the closing of the offering of the Notes and (ii) use their reasonable best efforts to cause to become effective within 180 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and the Common Stock issuable upon conversion of the Notes. The Company will use its reasonable best efforts to keep the shelf registration statement effective until the earlier of (i) the sale or transfer pursuant to a shelf registration statement of all of the Notes and the Common Stock issuable upon conversion of the Notes, and (ii) the sale in compliance with Rule 144 or all the Notes or the Common Stock or (except with respect to affiliates of the Company within the meaning of the Securities Act) are eligible for sale in compliance with Rule 144(k) under the Securities Act. The Company will be required to pay liquidated damages, subject to some limitations, to the holders of the Notes if the Company fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to the Common Stock (the "Purchased Call Options") with JPMorgan Chase Bank, National Association, London Branch and Bank of America, N.A. (the "Dealers"). The Purchased Call Options will cover, subject to customary anti-dilution adjustments, approximately 4.8 million shares of the Company’s Common Stock at a strike price of $59.4294 per share of Common Stock. A copy of the agreements relating to the convertible note hedge transactions (the "Purchased Call Option Confirmations") attached hereto as Exhibits 4.4 and 4.5, respectively, are incorporated herein by reference, and are hereby filed; the description of the agreements in this report is a summary and is qualified in its entirety by the terms of the Purchased Call Option Confirmations.

The Company also entered into separate warrant transactions whereby the Company sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 4.8 million shares of the Common Stock (the "Sold Warrants") at a strike price of $80.31 per share of Common Stock. On exercise of the warrants, the Company has the option to deliver cash or Common Stock equal to the difference between the then market price and strike price. A copy of the agreements relating to the warrant transactions (the "Sold Warrant Confirmation") attached hereto as Exhibits 4.6 and 4.7, are incorporated herein by reference, and are hereby filed; the description of the agreements in this report is a summary and is qualified in its entirety by the terms of the Sold Warrant Confirmations.

The Purchased Call Options and Sold Warrants are separate contracts entered into by the Company and each of the Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Company entered into the convertible note hedge and warrant transactions, to increase the effective conversion price on the Convertible Notes to $80.31, which is a 50% premium over the market price of the Common stock at the time of pricing. The Purchased Call Options are expected to offset the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.

The Sold Warrants and the underlying Common Shares issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

In connection with these transactions, the Company paid approximately $50 million to purchase 933,800 shares of the Company’s Common Stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 26 2006, the Company issued $287.5 million aggregate principal amount of Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

4.1 Purchase Agreement, dated June 20, 2006, among Group 1 Automotive, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, and U.S. Bancorp Investments, Inc.

4.2 Indenture related to the Convertible Senior Notes, due 2036, dated as of June 26, 2006, between Group 1 Automotive, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 2.25% Convertible Senior Note due 2036).

4.3 Registration Rights Agreement, dated as of June 26, 2006, among Group 1 Automotive, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, and U.S. Bancorp Investments, Inc.

4.4 Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.5 Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.

4.6 Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.7 Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.

4.8 Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.9 Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.

4.10 Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.11 Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.

99.1 Press release of Group 1 Automotive, Inc., dated as of June 26, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

June 26, 2006	By:	John C. Rickel

Name: John C. Rickel
Title: Senior Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Purchase Agreement, dated June 20, 2006, among Group 1 Automotive, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, and U.S. Bancorp Investments, Inc.
4.2	Indenture related to the Convertible Senior Notes, due 2036, dated as of June 26, 2006, between Group 1 Automotive, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 2.25% Convertible Senior Note due 2036).
4.3	Registration Rights Agreement, dated as of June 26, 2006, among Group 1 Automotive, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, and U.S. Bancorp Investments, Inc.
4.4	Letter Agreement dated as of June 20, 2006 by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.
4.5	Letter Agreement dated as of June 20, 2006 by and between Group 1 Automotive, Inc. and Bank of America, N.A.
4.6	Letter Agreement dated as of June 20, 2006 by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.
4.7	Letter Agreement dated as of June 20, 2006 by and between Group 1 Automotive, Inc. and Bank of America, N.A.
4.8	Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.
4.9	Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.
4.10	Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and JPMorgan Chase Bank, National Association, London Branch.
4.11	Amendment, dated as of June 23, 2006, to Letter Agreement dated as of June 20, 2006, by and between Group 1 Automotive, Inc. and Bank of America, N.A.
99.1	Press release of Group 1 Automotive, Inc., dated as of June 26, 2006.